                                                                 Exhibit 10.8(c)



                          RESTATED SECURITY AGREEMENT



     This Restated Security Agreement is made and delivered pursuant to the terms of that certain Restated Credit Facilities Agreement originally made by and between INTEGRATED INFORMATION SYSTEMS, INC., an Arizona corporation ("DEBTOR") and IMPERIAL BANK ARIZONA, an Arizona banking corporation, dated as of December 18, 1997 (the "LOAN AGREEMENT"), and thereafter assigned to Imperial Bank, a California banking corporation, ("Imperial Bank"), and restated and amended as of April 30, 1999, (as it may hereafter be amended, modified, extended or restated from time to time, (the "Restated Loan Agreement"). Unless otherwise defined herein or the context otherwise requires (or as such terms are defined in the Uniform Commercial Code enacted in the State of California as of the date hereof and as it may be amended hereafter (the "UCC")), capitalized terms used herein have the meanings provided in the Restated Loan Agreement.

     1. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to secure payment and performance of the "Obligations" (defined in the Restated Loan Agreement), Debtor hereby grants a security interest to Imperial Bank in all the "Collateral" as defined in
Schedule 1 annexed hereto.

     2.   DEBTOR'S WARRANTIES.   Debtor warrants: (a) Debtor has the authority
and has obtained all approvals and consents necessary to incur the Obligations and to enter into this agreement, and there is no legal restriction or agreement affecting Debtor's right to grant a security interest in the Collateral; (b) Debtor is and, as to Collateral acquired after the date hereof, will be the owner of the Collateral, free and clear of all Liens, encumbrances and claims whatsoever, except Liens to which Imperial Bank has specifically consented; (c) Collateral deposited with or otherwise relied upon by Imperial Bank prior to, contemporaneous with or subsequent to the execution of this agreement is or will be true, correct, complete, valid, and genuine; (d) none of the Collateral located on the premises of a third party is subject to any tolling, processing or consignment agreement or arrangement; (e) all Accounts or General Intangibles comprising Collateral are genuine, as appearing on their face, enforceable according to their terms, free of disputes, set-offs, counterclaims and defenses, and represent indebtedness, obligations, interests or property justly owning to and owned by Debtor as therein provided; (f) no financing statement or security agreement covering any of Debtor's property of the type, kind or class of the Collateral is or will be on file in any public office, except as allowed by the Loan Documents; (g) this Security Agreement when executed will be a legal, valid and binding obligation of Debtor, enforceable in accordance with its terms; (h) it has no knowledge of any fact that would of necessity preclude Imperial Bank from having a first priority perfected security interest in the Collateral upon the making by Debtor of appropriate trademark, copyright and UCC-1 security filings; and (i) Debtor is not aware of any claim that the use of the Intellectual Property by Debtor does or may violate the asserted rights of any third party.

     3.   IMPERIAL BANK'S AUTHORITY.   Debtor authorizes Imperial Bank to do
the following from time to time, in its own or in Debtor's name and at Debtor's expense, without notice or demand to Debtor, and without affecting Debtor's liability hereunder or on the Obligations:

(a) if an Event of Default occurs or exists, notify any obligor or account debtor, on an Instrument or Account that is part of the Collateral, to make payment to Imperial Bank; (b) if an Event of Default occurs or exists, demand, sue for, collect, or make any compromise or settlement with reference to the Collateral, and any interest, dividends, principal payments, benefits and other sums payable on account of the Collateral, as Imperial Bank in its sole discretion chooses; (c) if an Event of Default occurs or exists, collect by legal proceedings or otherwise, and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable with respect to or on account of the Collateral; (d) if an Event of Default exists, make any payment and perform any agreement undertaken by Debtor, and expend such sums and incur such expense, including reasonable attorney's fees and legal expenses, as Imperial Bank reasonably deems advisable; (e) if an Event of Default occurs or exists, transfer the Collateral into its own name or into the name of one of its nominees; (f) renew, extend, or otherwise extend the time for payment of the Obligations or any part thereof, including decreasing the rate of interest thereon and in the event this agreement is ever marked "paid by renewal" or with words of similar effect, the security interest granted herein and the obligations renewed shall, respectively, continue to be deemed granted and incurred on the date hereof; (g) take and hold security, other than the Collateral, for the payment of the Obligations or any part thereof, and exchange, enforce, waive, and release the Collateral or any part thereof or any such other security; (h) if an Event of Default occurs or exists, apply the Collateral or other security, and direct the order or manner of sale thereof as Imperial Bank in its discretion may determine; (i) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement affecting or relating to the Collateral, and in connection therewith deposit or surrender control of the Collateral or any part thereof, and accept other property in exchange or substitution therefor; (j) assign or negotiate any of the Obligations and, in the case of such transfer, deliver the whole or any part of the Collateral to the transferee who shall succeed to all the powers and rights of Imperial Bank in respect thereof, and Imperial Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to the transferred Collateral; (k) release or substitute Debtor of any of its liabilities and obligations or any part thereof; (l) delay exercising or not exercise any right or remedy under this or any other agreement, without waiving that or any other past, present or future right or remedy; (m) insure, process and preserve all or any part of the Collateral; (n) if an Event of Default occurs or exists, receive premiums and proceeds of insurance covering the Collateral, and Debtor hereby directs insurers to pay any return or unearned premium becoming due on any such insurance to Imperial Bank, and irrevocably appoints Imperial Bank by any of its officers as Debtor's attorney-in-fact, upon 10 business days written notice to Debtor, to cancel such insurance and to endorse and sign any instrument payable to Debtor or required to obtain such insurance premium or proceeds; and, (o) if an Event of Default occurs or exists, take any action it deems advisable, and exercise all the rights, powers and remedies of an owner with respect to all or any part of the Collateral.

     4. IMPERIAL BANK'S DUTIES. Imperial Bank makes no express or implied warranties, including warranties of merchantability or fitness, for any of the Collateral delivered or released to Debtor. Imperial Bank's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of Collateral in its possession, which shall not include any steps necessary to preserve rights against prior parties nor the duty to send notices, perform services or take any action in connection with the management of the Collateral. Such care as Imperial Bank gives to the safekeeping of its own property of like kind shall constitute

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
reasonable care of the Collateral when in Imperial Bank's possession. As appropriate, commercially reasonable preparation or processing of the Collateral includes completing or continuing any operation necessary to the sale or other disposition of the Collateral. Neither Imperial Bank nor its correspondents or agents shall have any responsibility or liability for: (a) the form, sufficiency, correctness, genuineness or legal effect of any instrument or document constituting a part of or in any way relating to the Collateral, or any signature thereon; (b) making any presentment, demand or protest, or giving notice, in connection with any obligation or evidence of indebtedness held by it as part of the Collateral or in connection with the Obligations; (c) the description or misdescription, quantity, weight, quality, condition, packing, delivery or value of property or goods represented, or purported to be represented, by documents or instruments; (d) the performance or nonperformance of any contract or obligation of carriage, storage, insurance or otherwise, relating thereto; (e) the consequences arising out of any error, interruption, delay, mutilation or loss in transit of cables, telegrams, letters, instruments or documents, including errors in translation or interpretations; (f) obligations imposed by foreign laws, customs or regulations; or (g) consequences arising out of acts or decisions of public authorities, strikes, lockouts, riots, wars, acts of God or other causes beyond the control of Imperial Bank, its correspondents or agents.

     5. EVENTS OF DEFAULT. If a Default as described in Section 10 of the Restated Loan Agreement occurs or exists, that shall be an "Event of Default" hereunder.

     6. IMPERIAL BANK'S REMEDIES. Upon the occurrence of one or more Events of Default, without demand or notice of any kind (all of which are hereby expressly waived), Imperial Bank (and its agents) shall have the rights and remedies of a secured creditor, and Debtor shall have the rights and duties of a debtor, provided to them under the UCC, and Imperial Bank may, at its election and in addition to all other rights, powers and privileges and notwithstanding any cessation of Debtor's liability or any bar of any statute of limitations, which Debtor hereby waives to the fullest extent permitted by law: (a) exercise all rights, privileges or remedies available to Imperial Bank hereunder or under the Restated Loan Agreement or as may be provided by applicable law or in equity; (b) terminate any agreement for financial accommodation; (c) as appropriate, take immediate possession of the Collateral, without notice and with or without resort to legal process, and for such purpose Imperial Bank may enter upon any premises on which the Collateral or any part thereof may be situated and remove it therefrom or render the Collateral unusable, and upon Imperial Bank's demand, Debtor shall assemble the Collateral and make it available at a reasonably convenient place designated by Imperial Bank; (d) remove any and all Collateral from the state or country in which it may be held to any other state or country, and there be dealt with by Imperial Bank as provided in this agreement; (e) transfer any part of the Collateral or any voting securities constituting all or any part of the Collateral into the name of Imperial Bank for the purpose of exercising its rights with respect to such Collateral or voting said securities as Imperial Bank may determine in its sole discretion, provided however, that such transfer shall not be deemed a retention of such securities in satisfaction of the obligations secured hereunder unless written notice to that effect is given by Imperial Bank to Debtor; (f) at its option, retain the Collateral in satisfaction of the Obligations by sending written notice of such election to Debtor, but unless such written notice is sent; retention of the Collateral shall not be in satisfaction of any of the Obligations; (g) lease or license all or any part of the Collateral, or sell, assign and deliver all or any part of the Collateral at public or private sale (regardless whether the Collateral is present at


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
the place of sale), and at any sale or disposition of the Collateral, Imperial Bank may bid and become a purchaser at any public sale, and may accept a trade of property for all or a portion of the sale price; (h) make or have made any repairs deemed necessary or desirable, the cost of which is to be charged to the Debtor; (i) realize upon insurance policies with respect to the Collateral with a cash surrender value, securities, instruments or documents that will be redeemed by the issuer upon surrender, without notice to Debtor; and (j) apply the Collateral, or the proceeds of any disposition of Collateral, towards the satisfaction of the Obligations in any manner and in any order that Imperial Bank, in its sole discretion, chooses. Upon a failure by Debtor in so doing, Imperial Bank may obtain physical damage/loss insurance (protecting Imperial Bank only if it chooses), pay taxes, assessments, Liens, fees, charges or encumbrances, and order and pay for repairs or spend any amounts necessary to maintain the Collateral in Debtor's exclusive possession and in good condition and repair, and all amounts so expended shall, with interest thereon at the rate applicable upon default as provided in the Restated Loan Agreement, constitute part of the Obligations and shall be immediately due and payable. No such act or expenditure by Imperial Bank shall relieve Debtor from the consequences of such default. The making of any such payment or the performance of any obligation on behalf of Debtor shall constitute prima facie evidence of the necessity and the reasonableness therefor. If notice to Debtor is required, Imperial Bank shall give written notice to Debtor not less than ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made by mailing such notice to Debtor at the address designated with Debtor's signature below (and Debtor acknowledges and agrees that such notice is reasonable under Section 47-9504 of the UCC). Any excess proceeds of Collateral remaining after satisfaction of Obligations to Imperial Bank shall be applied and distributed as provided in the Restated Loan Agreement, but Debtor shall continue to be liable for any deficiency remaining after application of the Collateral or proceeds thereof to the Obligations, together with interest thereon at the Default Rate.

     7. WAIVERS. Debtor waives: (a) any right to require Imperial Bank to proceed against any person, exhaust any Collateral, or pursue any other remedy in Imperial Bank's power; (b) any requirement that any guarantor be required to be joined in any action brought to enforce the Obligations by this agreement, and any requirement that Debtor be joined in any action to enforce the liability of a guarantor; (c) any defense arising by reason of any disability or other defense of Debtor, or any other person, or by reason of cessation from any cause whatsoever of the liability of Debtor or any other person; (d) any right to enforce or compel the enforcement of any remedy which Imperial Bank now has or may hereafter have against Debtor or against any other person; and
(e) any benefit of and any right to participate in the Collateral or other security whatsoever now or hereafter held by Imperial Bank. Until all of the Obligations shall have been satisfied and paid in full, Debtor shall not have any right of subrogation. The waiver of any breach or Default by Debtor under any of the terms of this Security Agreement shall not be deemed to be a waiver of any subsequent breach or Default on the part of Debtor under this Security Agreement.

     8. MISCELLANEOUS AGREEMENTS. Debtor agrees to the following: (a) to give Imperial Bank prior written notice of any change of place of business or insurance with respect to the Collateral; (b) notices shall be given in accordance with the Restated Loan Agreement; (c) acceptance by Imperial Bank of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of Imperial Bank, nor a release of any of the Obligations; (d) if Collateral is made available to Debtor, and if items of Collateral are goods

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
in possession of a bailee (subject to a non-negotiable document) or are documents representing goods (subject to a negotiable document), such entrustment shall be deemed for the sole purpose of ultimate sale or exchange, or for the purpose of loading, unloading, storing, shipping, trans-shipping, manufacturing, processing or otherwise dealing with it in a manner preliminary to its sale or exchange, or if instruments, is for the purpose of ultimate sale or exchange or of presentation, collection, renewal or registration of transfer;
(e) no agency, fiduciary, representative or partnership relationship exists between the Debtor on the one hand, and Imperial Bank on the other hand; (f) at any time, and from time to time, Debtor agrees to take, without further consideration, such actions and to execute and deliver such documents as Imperial Bank deems necessary to effectuate the purposes of this Security Agreement; (g) inapplicability or unenforceability of any provision of this Security Agreement shall not limit or impair the operation or validity of any other provision of this Security Agreement; (h) this Security Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof; (i) this Security Agreement is intended to represent the mutual intent of the parties thereto and no rule of strict construction shall be applied against any party; (j) TIME IS OF THE ESSENCE HEREOF; (k) Debtor agrees that the Loan Documents shall be deemed to include this Security Agreement, and in the event of a conflict between any of the provisions of this Security Agreement and any provisions of the other Loan Documents, the provisions of the Restated Loan Agreement shall control in the absence of manifest error; (l) in the event that any time after the Closing Date Imperial Bank is for any reason compelled to surrender to any Person all or any portion of any of the Collateral or any payments received by them as contemplated by this Security Agreement, because the same (or any portion thereof) is determined to be void or voidable as a fraudulent transfer, a preference, or a diversion of trust funds or for any other reason, then, to the extent any of such Collateral or any of such payments are compelled to be surrendered, any Obligation Secured, deemed to have been satisfied and discharged, the Loan Documents, and any promissory notes which have been cancelled, as the case may be, will be reinstated with the same force and effect as though they had continued in full force and effect notwithstanding the receipt of any of such Collateral or any of such payments, and any action taken by Imperial Bank in reliance upon or by reason of the receipt of any of such Collateral or any of such payment or payments shall be without prejudice to Imperial Bank's rights under the Loan Documents, or the Note, as the case may be, and such action shall be deemed to have been conditioned upon the receipt of all of such Collateral or any of such payment or payments to Imperial Bank having become final and irrevocable; (m) no provision of this Security Agreement shall be amended, waived, or modified except by an instrument in writing signed by the Debtor and Imperial Bank; (n) no delay or omission on the part of Imperial Bank in exercising any right shall operate as a waiver of such right or any other right; (o) a waiver on any one occasion shall not be construed as a bar to the exercise of any right on any future occasion; (p) Debtor shall not sell, assign, transfer or otherwise convey any of its rights or delegate any of its obligations or duties under this Agreement, and any attempted sale, assignment, transfer, conveyance or delegation shall be void, and a Default under Section 10 of the Restated Loan Agreement; (q) the rights of Imperial Bank under this Agreement are assignable in part or in whole, as provided in the Restated Loan Agreement, and any assignee of Imperial Bank shall succeed to and be possessed of the rights of Imperial Bank hereunder to the extent of the assignment made; and (r) this is a continuing agreement, and to the extent possible, applies to all past, present and future indebtedness, obligations and transactions of Debtor, or any of them, with Imperial Bank, and whether or not such transactions continue, increase, decrease or create new indebtedness after or

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
before payment of prior indebtedness, and notwithstanding the bankruptcy of, or other event or proceedings affecting Debtor.

     9. GOVERNING LAW. This agreement shall be deemed to have been made in the State of California and the validity of this agreement and the construction, interpretation, and enforcement hereof, and the rights of the parties hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

     10. ACKNOWLEDGMENT OF INFORMED AGREEMENT. Debtor acknowledges that it has received a copy of this agreement as executed and that it has had the opportunity to seek, and has in fact sought, the advice and benefit of legal counsel prior to executing this Agreement.

     11. DEBTOR UNDERSTANDS AND EXPRESSLY AGREES THAT THIS SECURITY AGREEMENT HAS BEEN FREELY AND VOLUNTARILY ENTERED INTO, AND THAT NO ORAL OR WRITTEN REPRESENTATIONS OR PROMISES OF ANY KIND, UNLESS SPECIFICALLY CONTAINED IN THIS SECURITY AGREEMENT, HAVE BEEN MADE BY IMPERIAL TO INDUCE OR OTHERWISE INFLUENCE DEBTOR TO ENTER INTO THIS AGREEMENT. DEBTOR EXPRESSLY AGREES THAT THIS AGREEMENT IS NOT EXECUTED PURSUANT TO ANY DURESS, AND IS EXECUTED IN MUTUAL GOOD FAITH BETWEEN THE PARTIES AND IS NOT GIVEN OR INTENDED TO HINDER, DELAY OR DEFRAUD ANY CREDITOR, OR TO CONTRAVENE ANY OF THE BANKRUPTCY LAWS OF THE UNITED STATES PERTAINING TO FRAUDULENT CONVEYANCES OR ANY OTHER APPLICABLE LAWS.

     IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of April 30, 1999.

                                   INTEGRATED INFORMATION SYSTEMS, INC.,
                                   an Arizona corporation

                                   By: James G. Garvey
                                       -----------------------------------------

                                   Title: President
                                          --------------------------------------

                                   Debtor's Address:

                                   Fountainhead Corporate Park
                                   1560 West Fountainhead Parkway, Suite 200
                                   Tempe, Arizona 85282
                                   Attention:   James G. Garvey
                                                President & CEO
                                   Telephone:     (602)
                                   Telefacsimile: (602)



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

                                   SCHEDULE 1
                     TO RESTATED SECURITY AGREEMENT BETWEEN
                INTEGRATED INFORMATION SYSTEMS, INC. ("Debtor")
                           and IMPERIAL BANK ARIZONA


                                   COLLATERAL


     All of the property described below in, to or under which Debtor now has or hereafter acquires any right, title or interest, whether present, future or contingent and in Debtor's expectancy to acquire such property (all of the property described on this schedule (including the annexed Definitions) is herein called the "COLLATERAL"):

     (a) All accounts, instruments, promissory notes, order paper, chattel paper, electronic chattel paper, letter of credit rights, payment intangibles, general intangibles, investment property, health-care-insurance receivables, and commercial tort claims, arising directly or indirectly from the sale, lease, license or rental of goods or the sale or provision of services by Debtor or the business or other operations of Debtor, together with all proceeds, Collections, guaranties and other security therefor, all right, title and interest of Debtor in the goods that gave rise thereto, including the right to stoppage in transit, all returned, rejected, rerouted or repossessed goods, the sale or lease of which shall have given rise to any account or any such instrument or chattel paper, and all proceeds thereof;

     (b) All inventory, goods, merchandise, materials, raw materials, goods in process, finished goods, packaging and shipping materials and other tangible personal property, whether now or hereafter in existence, and held for sale or lease, or to be or actually furnished under contracts for service or consumed in Debtor's business, whether or not such inventory be in the constructive or actual possession or custody of Debtor, whether or not Debtor holds legal title thereto, and whether any such inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse, together with any and all proceeds resulting from the sale or other Disposition thereof, and all books and records pertaining thereto;

     (c) All equipment, accessories, appliances, apparatuses, spare parts, supplies, materials, blueprints, specifications and maintenance records related thereto, now or hereafter owned or acquired by Debtor, wherever situated, together with all goods appertaining or attached, or kept or used or intended for use in connection therewith, and all property substituted or exchanged for any and all of the foregoing, and all improvements to, replacements of, and additions to any and all of the foregoing;

     (d)  All furniture and fixtures;



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
          (e) All Intellectual Property now owned or hereafter created or acquired by Debtor, including without limitation all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights, indemnifications and model conversions of any of the foregoing;

          (f) All of Debtor's Deposits (whether or not evidenced by a certificate with Imperial Bank), and all of Debtor's personal property coming into the hands of or under the control of Imperial Bank in any manner, including securities held by, deposited with, assigned or pledged to Imperial Bank, and all interest, dividends, stock rights, stock dividends, benefits and other property or rights to which Debtor may become entitled by virtue of the ownership thereof;

          (g) All rights under and interests in lease, license or rental agreements pertaining to inventory, equipment or Intellectual Property that are retained or reserved to Debtor, and all reversion or similar interests in property that are subject to lease, license or rental agreement;

          (h) All rights as unpaid seller or lienor that arise in connection with any of the Collateral, including the rights of replevin, reclamation and stoppage in transit, and the right to sue or file mechanics' or materialmen's liens in the name of Debtor or otherwise for the unpaid balances due thereunder;

          (i) All tax refund claims, all policies or certificates of insurance covering any of the Collateral, all contracts, agreements or rights of indemnification, guaranty or surety relating to any of the Collateral, and all claims, awards, loss payments, proceeds and premium refunds that may become payable with respect to any such policies, certificates, contracts, agreements or rights;

          (j) All ledger cards, invoices, delivery receipts, worksheets, books of accounts, statements, correspondence, customer lists, files, journals, ledgers and records in any form, written or otherwise, related to any of the Collateral;

          (k) All claims for loss or damage to or in connection with any of the Collateral, all other claims in any form for the payment of money, including tort claims, and all rights with respect to such claims and all proceeds thereof;

          (l)  All accessions to any of the Collateral;

          (m) All general intangibles arising by virtue of the Collateral owned or held by or in the name of Debtor;

          (n)  All property substituted or exchanged for the Collateral; and

          (o) All proceeds of the foregoing, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition of any of the Collateral, whether such proceeds are cash or noncash in nature or are represented by checks, drafts, notes or other instruments for the payment of money.

                             Schedule 1 Definitions
                             ----------------------

     "Collections" mean all collections, payments or receipts of any kind or character, whether in the form of cash or other property, on or with respect to any note, instrument, account or general intangible (including any of the Collateral), whether or not in the ordinary course, pursuant to the terms thereof, or otherwise, including by any act of discounting, compromise, settlement or change of any term thereof.

     "Debtor's Deposits" shall include: (i) depository and other accounts of DEBTOR, including all depository and other accounts maintained with Imperial Bank; (ii) any successor and/or replacement account(s), and any and all securities (including, without limitation, treasury notes, treasury bills, stocks, bonds, options, futures, and investment contracts of every kind and nature, whether similar or dissimilar to the foregoing), money, instruments, documents, goods, chattel paper, accounts, general intangibles, deposit accounts and other property and rights of any nature now or hereafter held in or in connection with or constituting part of such account(s); (iii) all certificates and instruments issued with respect to any property of Debtor referred to in subsection (ii); (iv) all replacements, substitutions, interest, cash and stock dividends, warrants, options, or other rights and amounts paid, accrued, received, receivable or distributed with respect to any property of DEBTOR referred to in subsection (ii) or (iii) from time to time; and (v) with respect to the foregoing, all proceeds thereof, including without limitation insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

     "Intellectual Property" means, collectively, all Computer Hardware and Software Property, Copyright Property, Patent Property and Trademark Property of Debtor:

     Debtor's Computer Hardware and Software Property shall include:

               (i) All computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

               (ii) All software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Debtor;

               (iii) All firmware associated with the property described in clauses (i) and (ii) of this definition;

               (iv) All documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to the hardware, software and firmware described in the preceding clauses (i) through
          (iii) of this definition; and

               (v) All rights with respect to all of the foregoing, including without limitation, any and all Copyright Property, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and substitutions, replacements, additions or model conversions of any of the foregoing.

Debtor's Copyright Property shall include:

          (i) Now or hereafter in force throughout the world, including, without limitation, all of Debtor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, all applications (excluding intent-to-use applications) for registration thereof, whether pending or in preparation, and all copyrights arising from such applications;

          (ii)  All extensions and renewals of any of the above;

          (iii) All copyright licenses and other agreements providing Debtor with the right to use any of the types of items referred to in clauses (i) and (ii) of this definition;

          (iv) The right to sue for past, present and future infringements with respect to the Copyright Property described in clauses (i) and (ii) of this definition and, to the extent applicable, clause (iii) of this definition; and

          (v) All proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims by Debtor against third parties for past, present or future infringements with respect to the Copyright Property described herein, to the extent applicable, and all rights corresponding thereto throughout the world.

Debtor's Patent Property shall include:

          (i) All of Debtor's inventions (whether or not patentable and whether or not reduced to practice) and all of Debtor's patents, patent applications (including, without limitation, all patents and patent applications in preparation for filing) and patent disclosures throughout the world;

          (ii) All reissues, divisions, continuations, continuations-in-part, revisions, extensions, renewals and reexaminations of any of the items described in clause (i) of this definition;

          (iii) All patent licenses of Debtor (whether as licensee or licensor);

          (iv) The right to sue third parties for past, present or future infringements of any Patent Property described herein, to the extent applicable, and

          (v) All proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), including any claim by Debtor against third parties for past, present or future infringements of any patent or (to the extent applicable or permitted as a matter of law) patent covered by a patent license and all rights corresponding thereto throughout the world.

     Debtor's Software Property shall include:

               (i) All software programs (including source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Debtor;

               (ii) All firmware associated with the property described in clause (i) of this definition;

               (iii) All documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to the software and firmware described in the preceding clauses (i) and (ii) of this definition; and

               (iv) All rights held by Borrower with respect to all of the foregoing, including without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and substitutions, replacements, additions or model conversions of any of the foregoing.

     Debtor's Trademark Property shall include:

               (i) Now or hereafter in force throughout the world, including, without limitation, all of Debtor's right, title and interest in and to all trademarks, trademark applications, the goodwill of the business symbolized by trademarks, all customer lists and other records relating to the distribution of products bearing the trademarks;

               (ii)   All extensions and renewals of any of the above;

               (iii) All trademark licenses and other agreements providing Debtor with the right to use any of the types of items referred to in clauses (i) and (ii) of this definition;

               (iv) The right to sue for past, present and future infringements with respect to the Trademark Property described in clauses (i) and (ii) of this definition and, to the extent applicable, clause (iii) of this definition; and

               (v) All proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims by Debtor against third parties for past, present or future infringements with respect to the Trademark Property described herein, to the extent applicable, and all rights corresponding thereto throughout the world.

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